Exhibit 99.2
Last Updated     7/30/2008
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2008 and 2007

		3 Months Ended June			6 Months Ended June
Line		2008	2007	Incr (Decr)	2008	2007	Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$125	$75	$50	$119	$79	$40
2	Pinnacle West Energy	—	—	—	—	—	—
3	APS Energy Services	—	(1)	1	—	—	—
4	SunCor	(5)	1	(6)	(6)	10	(16)
5	El Dorado	(5)	—	(5)	(6)	(2)	(4)
6	Parent Company	(1)	4	(5)	2	9	(7)

7	Income From Continuing Operations	114	79	35	109	96	13

	Income (Loss) From Discontinued Operations — Net of Tax
8	Silverhawk	—	—	—	—	—	—
9	SunCor	20	—	20	20	—	20
10	Other	—	—	—	—	—	—

11	Total	20	—	20	20	—	20

12	Net Income	$134	$79	$55	$129	$96	$33

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$1.24	$0.75	$0.49	$1.18	$0.79	$0.39
14	Pinnacle West Energy	—	—	—	—	—	—
15	APS Energy Services	—	(0.01)	0.01	—	—	—
16	SunCor	(0.05)	0.01	(0.06)	(0.06)	0.10	(0.16)
17	El Dorado	(0.05)	—	(0.05)	(0.06)	(0.02)	(0.04)
18	Parent Company	(0.01)	0.04	(0.05)	0.03	0.08	(0.05)

19	Income From Continuing Operations	1.13	0.79	0.34	1.09	0.95	0.14

	Income (Loss) From Discontinued Operations — Net of Tax
20	Silverhawk	—	—	—	—	—	—
21	SunCor	0.20	(0.01)	0.21	0.19	—	0.19
22	Other	—	—	—	—	—	—

23	Total	0.20	(0.01)	0.21	0.19	—	0.19

24	Net Income	$1.33	$0.78	$0.55	$1.28	$0.95	$0.33

25	BOOK VALUE PER SHARE	$37.22 *	$34.13	$3.09	$37.22 *	$34.13	$3.09

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	100,917	100,779	138	100,856	100,718	138
27	End of Period	100,706	100,290	416	100,706	100,290	416

*	Estimate
See Glossary of Terms.

Last Updated     7/30/2008
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2008 and 2007

		3 Months Ended June			6 Months Ended June
Line		2008	2007	Incr (Decr)	2008	2007	Incr (Decr)
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$365	$335	$30	$636	$581	$55
29	Business	396	342	54	696	606	90

30	Total retail	761	677	84	1,332	1,187	145
	Wholesale revenue on delivered electricity
31	Traditional contracts	22	9	13	34	14	20
32	Off-system sales	30	10	20	54	17	37
33	Transmission for others	8	7	1	15	14	1
34	Other miscellaneous services	8	8	—	17	15	2

35	Total regulated operating electricity revenues	829	711	118	1,452	1,247	205

	MARKETING AND TRADING
36	Electricity and other commodity sales	51	93	(42)	108	165	(57)

37	Total operating electric revenues	$880	$804	$76	$1,560	$1,412	$148

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	3,112	3,287	(175)	5,886	6,021	(135)
39	Business	3,990	4,004	(14)	7,328	7,289	39

40	Total retail	7,102	7,291	(189)	13,214	13,310	(96)
	Wholesale electricity delivered
41	Traditional contracts	319	262	57	541	437	104
42	Off-system sales	610	310	300	1,026	553	473
43	Retail load hedge management	159	254	(95)	321	371	(50)

44	Total regulated electricity	8,190	8,117	73	15,102	14,671	431

	MARKETING AND TRADING
45	Wholesale sales of electricity	894	2,648	(1,754)	1,814	4,571	(2,757)

46	Total electric sales	9,084	10,765	(1,681)	16,916	19,242	(2,326)

See Glossary of Terms.

Last Updated     7/30/2008
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2008 and 2007

		3 Months Ended June			6 Months Ended June
Line		2008	2007	Incr (Decr)	2008	2007	Incr (Decr)
	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset — beginning balance	$50	$118	$(68)	$111	$160	$(49)
48	Deferred fuel and purchased power costs — current period	37	104	(67)	26	129	(103)
49	Regulatory disallowance	—	(14)	14	—	(14)	14
50	Interest on deferred fuel	—	1	(1)	1	3	(2)
51	Amounts recovered through revenues	(64)	(72)	8	(115)	(141)	26

52	Deferred fuel and purchased power regulatory asset — ending balance	$23	$137	$(114)	$23	$137	$(114)

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
53	Electricity and other commodity sales, realized (a)	$4	$23	$(19)	$9	$39	$(30)
54	Mark-to-market reversals on realized sales (a) (b)	1	1	—	2	(5)	7
55	Change in mark-to-market value of forward sales	—	(6)	6	—	(2)	2

56	Total gross margin	$5	$18	$(13)	$11	$32	$(21)

	By Pinnacle West Entity

57	APS	$—	$7	$(7)	$—	$6	$(6)
58	Pinnacle West	4	10	(6)	10	20	(10)
59	APS Energy Services	1	1	—	1	6	(5)
60	Pinnacle West Energy	—	—	—	—	—	—

61	Total gross margin	$5	$18	$(13)	$11	$32	$(21)

Future Marketing and Trading Mark-to-Market Realization
As of June 30, 2008, Pinnacle West had accumulated net mark-to-market gains of $0.8 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2008, $0.2 million; and thereafter, $0.6 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 53 and in line 54 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 54. For example, line 54 shows that a prior-period mark-to-market loss of $1 million was transferred to “realized” for the second quarter of 2008. A $1 million realized loss is included in the $4 million on line 53 for the second quarter of 2008.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.
See Glossary of Terms.

Last Updated     7/30/2008
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2008 and 2007

		3 Months Ended June			6 Months Ended June
Line		2008	2007	Incr (Decr)	2008	2007	Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
62	Residential	975,594	962,095	13,499	979,026	963,762	15,264
63	Business	123,802	119,792	4,010	123,318	119,221	4,097

64	Total	1,099,396	1,081,887	17,509	1,102,344	1,082,983	19,361
65	Wholesale customers	54	62	(8)	52	63	(11)

66	Total customers	1,099,450	1,081,949	17,501	1,102,396	1,083,046	19,350

67	Customer growth (% over prior year)	1.6%	3.5%	(1.9)%	1.8%	3.7%	(1.9)%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

68	Residential	3,247	3,220	27	5,941	5,877	64
69	Business	4,034	3,977	57	7,334	7,205	129

70	Total	7,281	7,197	84	13,275	13,082	193

	RETAIL USAGE (KWh/Average Customer)

71	Residential	3,190	3,417	(227)	6,012	6,247	(235)
72	Business	32,229	33,425	(1,196)	59,424	61,139	(1,715)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

73	Residential	3,328	3,346	(18)	6,068	6,098	(30)
74	Business	32,581	33,199	(618)	59,468	60,434	(966)

	ELECTRICITY DEMAND (MW)

75	Native load peak demand	6,778	6,705	73	6,778	6,705	73
See Glossary of Terms.

Last Updated     7/30/2008
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2008 and 2007

		3 Months Ended June			6 Months Ended June
Line		2008	2007	Incr (Decr)	2008	2007	Incr (Decr)
	ENERGY SOURCES (GWH)

	Generation production
76	Nuclear	1,856	1,846	10	4,171	4,145	26
77	Coal	3,227	3,265	(38)	6,133	6,429	(296)
78	Gas, oil and other	1,516	1,518	(2)	2,664	2,669	(5)

79	Total generation production	6,599	6,629	(30)	12,968	13,243	(275)

	Purchased power
80	Firm load	1,603	1,676	(73)	2,343	1,954	389
81	Marketing and trading	1,421	3,097	(1,676)	2,626	5,225	(2,599)

82	Total purchased power	3,024	4,773	(1,749)	4,969	7,179	(2,210)

83	Total energy sources	9,623	11,402	(1,779)	17,937	20,422	(2,485)

	POWER PLANT PERFORMANCE

	Capacity Factors
84	Nuclear	74%	75%	(1)%	83%	85%	(2)%
85	Coal	85%	86%	(1)%	81%	85%	(4)%
86	Gas, oil and other	21%	21%	0%	18%	19%	(1)%
87	System average	49%	49%	0%	48%	50%	(2)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
88	Nuclear	298	266	32	153	164	(11)
89	Coal	152	189	(37)	234	196	38
90	Gas	180	405	(225)	296	336	(40)

91	Total	630	860	(230)	683	696	(13)

(a)	Includes planned and unplanned outages
See Glossary of Terms.

Last Updated     7/30/2008
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2008 and 2007

		3 Months Ended June			6 Months Ended June
Line		2008	2007	Incr (Decr)	2008	2007	Incr (Decr)
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
92	Palo Verde	$90.47	$64.64	$25.83	$79.94	$59.63	$20.31
93	SP15	$97.41	$68.75	$28.66	$88.25	$64.39	$23.87
	Off-Peak
94	Palo Verde	$59.20	$41.46	$17.74	$57.80	$41.76	$16.04
95	SP15	$66.73	$46.14	$20.59	$64.54	$46.00	$18.54

	WEATHER INDICATORS

	Actual
96	Cooling degree-days	1,540	1,708	(168)	1,645	1,880	(235)
97	Heating degree-days	—	8	(8)	583	597	(14)
98	Average humidity	17%	18%	(1)%	29%	27%	2%
	10-Year Averages
99	Cooling degree-days	1,554	1,554	—	1,650	1,650	—
100	Heating degree-days	28	28	—	545	545	—
101	Average humidity	22%	22%	0%	32%	32%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
102	Single-family	2,427	5,051	(2,624)	5,418	12,068	(6,650)
103	Multi-family	1,462	1,279	183	3,350	5,410	(2,060)

104	Total	3,889	6,330	(2,441)	8,768	17,478	(8,710)

	Arizona Job Growth (c) (d)
105	Payroll job growth (% over prior year)	(0.4)%	1.5%	(1.9)%	(0.1)%	2.0%	(2.1)%
106	Unemployment rate (%, seasonally adjusted)	4.2%	3.7%	0.5%	4.1%	3.7%	0.4%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	Economic indicators reflect periods ended May 31, 2008 (latest available data) and May 31, 2007.
See Glossary of Terms.